                         POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That each person whose signature appears below, as a Director and/or Officer of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint Karl R. Barnickol, Karen L. Knopf, and Mary B. Cody, or any of them acting alone, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. 1997 Stock-Based Incentive Plan; and
(iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689,
333-47911, 333-51081, 333-74463, and 333-74465, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.

     Witness my hand this 26th day of January, 2000.

/s/ John C. Hunter
--------------------------------------------        -------------------------------------------
John C. Hunter III, Director, Chairman of           Michael E. Miller, Vice Chairman and
the Board, Chief Executive Officer, and             Director
President (Principal Executive Officer)


/s/ Robert A. Clausen
--------------------------------------------        -------------------------------------------
Robert A. Clausen, Senior Vice President            James M. Sullivan, Vice President and
and Chief Financial Officer                         Controller (Principal Accounting Officer)
(Principal Financial Officer)


--------------------------------------------        -------------------------------------------
Robert T. Blakely, Director                         Joan T. Bok, Director


/s/ Paul H. Hatfield                                /s/ Robert H. Jenkins
--------------------------------------------        -------------------------------------------
Paul H. Hatfield, Director                          Robert H. Jenkins, Director


/s/ H. M. Love                                      /s/ Frank A. Metz, Jr.
--------------------------------------------        -------------------------------------------
Howard M. Love, Director                            Frank A. Metz, Jr., Director


/s/ J. Patrick Mulcahy
--------------------------------------------        -------------------------------------------
J. Patrick Mulcahy, Director                        Robert G. Potter, Director


/s/ William D. Ruckelshaus                          /s/ John B. Slaughter
--------------------------------------------        -------------------------------------------
William D. Ruckelshaus, Director                    John B. Slaughter, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

   That each person whose signature appears below, as a Director and/or Officer of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint Karl R. Barnickol, Karen L. Knopf, and Mary B. Cody, or any of them acting alone, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. 1997 Stock-Based Incentive Plan; and
(iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689,
333-47911, 333-51081, 333-74463, and 333-74465, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.

   Witness my hand this 28th day of January, 2000.

                                                    /s/ M. E. Miller
--------------------------------------------        -------------------------------------------
John C. Hunter III, Director, Chairman of           Michael E. Miller, Vice Chairman and
the Board, Chief Executive Officer, and             Director
President (Principal Executive Officer)


--------------------------------------------        -------------------------------------------
Robert A. Clausen, Senior Vice President            James M. Sullivan, Vice President and
and Chief Financial Officer                         Controller (Principal Accounting Officer)
(Principal Financial Officer)


--------------------------------------------        -------------------------------------------
Robert T. Blakely, Director                         Joan T. Bok, Director


--------------------------------------------        -------------------------------------------
Paul H. Hatfield, Director                          Robert H. Jenkins, Director


--------------------------------------------        -------------------------------------------
Howard M. Love, Director                            Frank A. Metz, Jr., Director


--------------------------------------------        -------------------------------------------
J. Patrick Mulcahy, Director                        Robert G. Potter, Director


--------------------------------------------        -------------------------------------------
William D. Ruckelshaus, Director                    John B. Slaughter, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

   That each person whose signature appears below, as a Director and/or Officer of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint Karl R. Barnickol, Karen L. Knopf, and Mary B. Cody, or any of them acting alone, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. 1997 Stock-Based Incentive Plan; and
(iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689,
333-47911, 333-51081, 333-74463, and 333-74465, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.

   Witness my hand this 31st day of January, 2000.


--------------------------------------------        -------------------------------------------
John C. Hunter III, Director, Chairman of           Michael E. Miller, Vice Chairman and
the Board, Chief Executive Officer, and             Director
President (Principal Executive Officer)


--------------------------------------------        -------------------------------------------
Robert A. Clausen, Senior Vice President            James M. Sullivan, Vice President and
and Chief Financial Officer                         Controller (Principal Accounting Officer)
(Principal Financial Officer)


/s/ Robert T. Blakely
--------------------------------------------        -------------------------------------------
Robert T. Blakely, Director                         Joan T. Bok, Director


--------------------------------------------        -------------------------------------------
Paul H. Hatfield, Director                          Robert H. Jenkins, Director


--------------------------------------------        -------------------------------------------
Howard M. Love, Director                            Frank A. Metz, Jr., Director


--------------------------------------------        -------------------------------------------
J. Patrick Mulcahy, Director                        Robert G. Potter, Director


--------------------------------------------        -------------------------------------------
William D. Ruckelshaus, Director                    John B. Slaughter, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

   That each person whose signature appears below, as a Director and/or Officer of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint Karl R. Barnickol, Karen L. Knopf, and Mary B. Cody, or any of them acting alone, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. 1997 Stock-Based Incentive Plan; and
(iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689,
333-47911, 333-51081, 333-74463, and 333-74465, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.

   Witness my hand this 31st day of January, 2000.


--------------------------------------------        -------------------------------------------
John C. Hunter III, Director, Chairman of           Michael E. Miller, Vice Chairman and
the Board, Chief Executive Officer, and             Director
President (Principal Executive Officer)


                                                    /s/ J. M. Sullivan
--------------------------------------------        -------------------------------------------
Robert A. Clausen, Senior Vice President            James M. Sullivan, Vice President and
and Chief Financial Officer                         Controller (Principal Accounting Officer)
(Principal Financial Officer)


--------------------------------------------        -------------------------------------------
Robert T. Blakely, Director                         Joan T. Bok, Director


--------------------------------------------        -------------------------------------------
Paul H. Hatfield, Director                          Robert H. Jenkins, Director


--------------------------------------------        -------------------------------------------
Howard M. Love, Director                            Frank A. Metz, Jr., Director


--------------------------------------------        -------------------------------------------
J. Patrick Mulcahy, Director                        Robert G. Potter, Director


--------------------------------------------        -------------------------------------------
William D. Ruckelshaus, Director                    John B. Slaughter, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

   That each person whose signature appears below, as a Director and/or Officer of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint Karl R. Barnickol, Karen L. Knopf, and Mary B. Cody, or any of them acting alone, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. 1997 Stock-Based Incentive Plan; and
(iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689,
333-47911, 333-51081, 333-74463, and 333-74465, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.

   Witness my hand this 31st day of January, 2000.


--------------------------------------------        -------------------------------------------
John C. Hunter III, Director, Chairman of           Michael E. Miller, Vice Chairman and
the Board, Chief Executive Officer, and             Director
President (Principal Executive Officer)


--------------------------------------------        -------------------------------------------
Robert A. Clausen, Senior Vice President            James M. Sullivan, Vice President and
and Chief Financial Officer                         Controller (Principal Accounting Officer)
(Principal Financial Officer)


--------------------------------------------        -------------------------------------------
Robert T. Blakely, Director                         Joan T. Bok, Director


--------------------------------------------        -------------------------------------------
Paul H. Hatfield, Director                          Robert H. Jenkins, Director


--------------------------------------------        -------------------------------------------
Howard M. Love, Director                            Frank A. Metz, Jr., Director


                                                    /s/ Robert G. Potter
--------------------------------------------        -------------------------------------------
J. Patrick Mulcahy, Director                        Robert G. Potter, Director


--------------------------------------------        -------------------------------------------
William D. Ruckelshaus, Director                    John B. Slaughter, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

   That each person whose signature appears below, as a Director and/or Officer of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint Karl R. Barnickol, Karen L. Knopf, and Mary B. Cody, or any of them acting alone, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. 1997 Stock-Based Incentive Plan; and
(iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689,
333-47911, 333-51081, 333-74463, and 333-74465, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.

   Witness my hand this 15th day of February, 2000.


--------------------------------------------        -------------------------------------------
John C. Hunter III, Director, Chairman of           Michael E. Miller, Vice Chairman and
the Board, Chief Executive Officer, and             Director
President (Principal Executive Officer)


--------------------------------------------        -------------------------------------------
Robert A. Clausen, Senior Vice President            James M. Sullivan, Vice President and
and Chief Financial Officer                         Controller (Principal Accounting Officer)
(Principal Financial Officer)


                                                    /s/ Joan T. Bok
--------------------------------------------        -------------------------------------------
Robert T. Blakely, Director                         Joan T. Bok, Director


--------------------------------------------        -------------------------------------------
Paul H. Hatfield, Director                          Robert H. Jenkins, Director


--------------------------------------------        -------------------------------------------
Howard M. Love, Director                            Frank A. Metz, Jr., Director


--------------------------------------------        -------------------------------------------
J. Patrick Mulcahy, Director                        Robert G. Potter, Director


--------------------------------------------        -------------------------------------------
William D. Ruckelshaus, Director                    John B. Slaughter, Director